INVENTORIES	12 Months Ended
Dec. 31, 2021
Disclosure Of Inventories [Abstract]
INVENTORIES	INVENTORIES
Inventories include batches RUCONEST®, work in progress and skimmed milk available for production of RUCONEST®.

Amounts in US$ ‘000	2021	2020
Finished goods	13,560	12,742
Work in progress	9,606	5,668
Raw materials	4,144	2,747
Balance at December 31	27,310	21,157
Changes in the adjustment to net realizable value:

Amounts in US$ ‘000	2021	2020
Balance at January 1	(646)	(931)
Addition to impairment	(2,342)	(1,450)
Release of impairment	20	1,192
Usage of impairment	407	606
Currency translation	113	(63)
Balance at December 31	(2,448)	(646)
The inventory valuation at 31 December 2021 of US$27.3 million is stated net of an impairment of US$2.4 million (2020: US$0.6 million). The impairment relates to writing down inventories to their net realizable value.
Inventories are available for use in commercial, pre-clinical and clinical activities. Estimates have been made with respect to the ultimate use or sale of product, taking into account current and expected sales as well as pre-clinical and clinical programs. These estimates are reflected in the additions to the impairment. The releases to the impairment relate to amendments to the estimates as a result of the fact that actual sales can differ from forecasted sales and the fact that vials allocated to pre-clinical and clinical programs can be returned to inventory. The costs of vials used in preclinical and clinical programs are presented under the research and development costs.
Cost of inventories included in the cost of sales in 2021 amounted US$19.1 million (2020: US$23.5 million; 2019: US$24.0 million. The main portions of inventories at December 31, 2021 have expiration dates starting beyond 2023 and are all expected to be sold and/or used before expiration.